Exhibit 99.1

 Arconic Corporation  Investor Day  June 6, 2022

 Important Information  2    Forward-Looking Statements This presentation contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as "anticipates," "believes," "could," "estimates," "expects," "forecasts," "goal," "guidance," "intends," "may," "outlook," "plans," "projects," "seeks," "sees," "should," "targets," "will," "would," or other words of similar meaning. All statements that reflect Arconic’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, relating to the condition of, or trends or developments in, the ground transportation, aerospace, building and construction, industrial, packaging and other end markets; Arconic’s future financial results, operating performance, working capital, cash flows, liquidity and financial position; cost savings and restructuring programs; Arconic's strategies, outlook, business and financial prospects; share repurchases; costs associated with pension and other postretirement benefit plans; projected sources of cash flow; and potential legal liability. These statements reflect beliefs and assumptions that are based on Arconic’s perception of historical trends, current conditions and expected future developments, as well as other factors Arconic believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and changes in circumstances, many of which are beyond Arconic’s control. Such risks and uncertainties include, but are not limited to: (a) continuing uncertainty regarding the duration and impact of the COVID-19 pandemic on our business and the businesses of our customers and suppliers including labor shortages and increased quarantine rates; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the end markets we serve; (d) the inability to achieve the level of revenue growth, cash generation, cost savings, benefits of our management of legacy liabilities, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (e) adverse changes in discount rates or investment returns on pension assets; (f) competition from new product offerings, disruptive technologies, industry consolidation or other developments; (g) the loss of significant customers or adverse changes in customers’ business or financial condition; (h) manufacturing difficulties or other issues that impact product performance, quality or safety; (i) the impact of pricing volatility in raw materials and inflationary pressures on our costs of production; (j) a significant downturn in the business or financial condition of a key supplier or other supply chain disruptions; (k) challenges to or infringements on our intellectual property rights; (l) the inability to successfully implement our re-entry into the U.S. packaging market or to realize the expected benefits of other strategic initiatives or projects; (m) the inability to identify or successfully respond to changing trends in our end markets; (n) the impact of potential cyber attacks and information technology or data security breaches; (o) geopolitical, economic, and regulatory risks relating to our global operations, including compliance with U.S. and foreign trade and tax laws, sanctions, embargoes and other regulations; (p) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation and compliance matters; (q) restrictions imposed by authorities on the operation of our Samara, Russia facility; (r) the impact of the potential divestiture of our Samara facility; (s) the impact of the conflict between Russia and Ukraine on economic conditions in general and on our business and operations; and (t) the other risk factors summarized in Arconic’s Form 10-K for the year ended December 31, 2021 and other reports filed with the U.S. Securities and Exchange Commission (SEC). The above list of factors is not exhaustive or necessarily in order of importance. Market projections are subject to the risks discussed above and in this presentation, and other risks in the market. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by Arconic on its website or otherwise. Arconic disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

 Important Information (cont’d)  3    Non-GAAP Financial MeasuresSome of the information included in this presentation is derived from Arconic’s consolidated financial information but is not presented in Arconic’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these financial measures are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Arconic’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Arconic. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures presented by Arconic may not be comparable to non-GAAP financial measures presented by other companies. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the appendix to this presentation. Arconic has not provided reconciliations of any forward-looking non-GAAP financial measures, such as adjusted EBITDA, free cash flow, and adjusted free cash flow, to the most directly comparable GAAP financial measures because such reconciliations are not available without unreasonable efforts due to the variability and complexity with respect to the charges and other components excluded from the non-GAAP measures, such as the effects of metal price lag, foreign currency movements, gains or losses on sales of assets, taxes, and any future restructuring or impairment charges. These reconciling items are in addition to the inherent variability already included in the GAAP measures, which includes, but is not limited to, price/mix and volume. Arconic believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Agenda

Introduction	Tim Myers – Chief Executive Officer
Market Outlook	Mark Vrablec – EVP and Chief Commercial Officer
Financial Overview	Erick Asmussen – EVP and Chief Financial Officer
Environmental, Social, and Governance	Daniel Fayock – EVP and Chief Legal Officer Melissa Miller – EVP and Chief Human Resources Officer Eric Brzostek – Director, Environmental Affairs
Growth Projects	John Butler – VP, Technology and Engineering
Value Creation Proposition	Tim Myers
Questions and Answers	Tim Myers and Erick Asmussen

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Arconic is a Growth Company in a Sustainable Industry

REPEATABLE DOUBLE-DIGIT EBITDA GROWTH	Positioning Arconic to deliver ~10% Adjusted EBITDA CAGR in 2022-2026 ~$375M of EBITDA growth from Phases 1 and 2 and another $200M+ from Phase 3
SUSTAINABILITY MACRO TRENDS DRIVING DEMAND	Infinitely recyclable: ~75% of all aluminum ever produced still in circulation today 2030 roadmap aligning with United Nations Sustainable Development Goals
DIVERSE EXPOSURE TO STRONG END MARKETS	A leadership position with growth expected in all five end markets Recent investments underpinned by strong industrial demand and trade cases Substantial growth opportunities in automotive driven by light-weighting and electrification Recovery in aerospace demand with favorable long-term contracts Growing aluminum packaging demand validating re-entry to North American industry
MULTIPLE LEVERS TO DRIVE VALUE IN NEAR TERM	Increasing cash flows to drive targeted organic investments and returns to shareholders Modest TTM net leverage of ~2x with no near-term maturities and substantial liquidity of $1.3B

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   6  Arconic at a Glance  Employees  Manufacturing Facilities  ~13,900  21  2022 Guided Adjusted EBITDA  2022 GuidedAdjusted EBITDA Growth Y/Y  $820M-$870M  15%-22%  2022 Guided Revenue  2022 Guided Free Cash Flow  $9.9B-$10.3B  ~$250M  See appendix for non-GAAP financial measure reconciliations.  2021 Sales by End Market  2021 Sales by Segment  2021 Sales by Country

Substantial Returns Since Separation

- ✓ 15% year over year Adjusted EBITDA growth since 2020
- ✓ Returned $177M of capital to shareholders in form of share repurchases
- ✓ Substantially reduced gross pension liability by $1.3B
- ✓ Re-entered North American packaging business with secular growth tailwinds
- ✓ Secured over $3.5B of revenue in long-term contracts in aerospace and packaging
- ✓ Lancaster and Davenport investments on track – additional run rate ~$75M of EBITDA by YE2023

Total Return Analysis Since Separation[1]



319%
163%
Arconic
Peer Average

ARCONIC

1) Source: Bloomberg. Total Return Analysis. From 4/1/2020 separation date through market close 6/2/2022. Average of select peers: Constellium and Kaiser Aluminum.

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Significant Upside for Shareholders Expected Going Forward

Path to Long-Term Adjusted EBITDA Target ($M)



$845
2022 Guidance[1]
$(60)
Russian EBITDA[1]
$100
Aerospace Recovery
$50
Volume + Price Growth
$75
Phase 2 Investment
$200+
Phase 3 Investment
$1,200+
YE2025 Run Rate

Announcing the next phase of organic growth through YE2025

- "Under the rooftop" recycling and debottlenecking investments planned for Lancaster, Davenport, and Köfém (Hungary)
- Projected over $200M of EBITDA growth
- ~$550M of estimated capital expenditures
- IRRs over 35%
- Reducing carbon footprint with increased recycling capacity and efficiency gains

	OPPORTUNITY	EBITDA GROWTH[2]	RUN RATE EXPECTED BY
PHASE 1	600M lbs Latent Capacity[3] Permanent Cost Out Productivity Measures	~$300M	2H 2022 ✓ On Track
PHASE 2	Lancaster / Davenport Upgrades	~$75M	YE 2023 ✓ On Track

Analyst Ratings and Price Targets

Sell-Side Research Firm	Rating	Price Target
Benchmark	BUY	$50
Credit Suisse	BUY	$45
Wolfe Research	BUY	$38
JP Morgan	BUY	$35
Deutsche Bank	BUY	$34
Goldman Sachs	NEUTRAL	$32
	Average	**$39**
External analyst view from current price[4]		**34%**

1) Midpoint of 2022 guided range.
2) Compared with 2019 Adjusted EBITDA.
3) Compared to December 31, 2019 utilization levels.
4) As of market close 6/2/2022.

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Strategic Portfolio Changes and Phase 4 Growth Optionality

Pursuing Options to Revise Portfolio

- Evaluating sale of Kawneer business within Building and Construction Systems segment
  - Transaction could unlock value due to premium multiple commanded in the building and construction segment
  - Proceeds could be used for organic growth or capital returns to shareholders
- Announced intent to pursue a sale of Russian operations
  - Currently reviewing options to execute a transaction while maintaining operations and complying with all applicable laws

Evaluating Phase 4 Growth Options

- Additional investment opportunities have been identified beyond those in Phase 3
- Arconic can continue to grow EBITDA through disciplined organic volume growth and targeted cost reduction in the form of casting pits, debottlenecking, and other initiatives
- "Under the rooftop" growth projects provide higher IRRs with lower risk and faster implementation than greenfield investment
- Market demand remains strong and these investments are supported by the current supply/demand balance

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 Market Outlook  Mark Vrablec – EVP and Chief Commercial Officer

Markets Served and Diversified Blue-Chip Customers


2021 Sales by End Market
Aerospace
9%
Packaging
16%
Ground
Transportation
37%
Building and
Construction
17%
Industrial
Products and
Other
21%

Market	Growth Indicator	CAGR
Ground Transportation		
Automotive	U.S. + Canada autobody sheet consumption	+9%
Commercial Transportation	North America class 8 truck production	+8%
Industrial Products and Other	Global electrical, consumer durables, and machinery & equipment consumption	+3%
Building and Construction	U.S. non-residential construction spend	+5%
Packaging	North American can sheet consumption	+5%
Aerospace	Large commercial aircraft deliveries	+15%

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 12  Ground Transportation: Automotive Market Outlook  North America 2022 automotive production is expected to grow in the low double-digits year-over-year, yet vehicle production remains well below historical levels as the industry continues to deal with supply chain challengesU.S. auto dealer inventory levels remain at historic lows, sitting at 26 days at the end of April 2022Aluminum auto body sheet demand CAGR of 9% outpaces North America light vehicle production growth, driven by the need for light weighting in both internal combustion and EV powertrainsIn 2021, Company captured content on 23 programs, including 9 EVs, with launch dates in 2H21-2022  Auto Body Sheet ConsumptionU.S. + Canada 2021-20261 (B lbs)  CRU Aluminium Rolled Products Market Outlook, February 2022. Data reported in kmt by CRU and converted to billions of lbs.     9% CAGR

Ground Transportation: Automotive[1] Overview

Automotive Participation


Joining solutions RSR™
Engineered surfaces
Body inner structure
Liftgate outer
Liftgate inner
Door inner
B-Pillar
Seat frame
Battery case
Outer panels
Hood Outer
Hood Inner
Radiator
Driveshaft
Crash structure

Content on 67 Programs

Sheet and Plate	Davenport, U.S. Lancaster, U.S. Tennessee, U.S. Kunshan, China[2] Köfém, Hungary[2]
Extrusions	Lafayette, U.S. Massena, U.S. Hannover, Germany
Contract Structure	Multiple contract structures including multi-year life of program agreements, one-to-three-year agreements and spot sales
Scrap Utilization	Limited alloy complexity enables third party scrap utilization and closed loop systems with customers
Sustainability	Auto light-weighting with aluminum content drives fuel efficiency gains

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1) Automotive typically makes up ~70% of ground transportation sales.
2) Brazing sheet only

13

Electric Vehicles: Next Big Growth Catalyst in Automotive Aluminum

- EVs are 25%-35% more aluminum intensive than conventional vehicles[1]
- Global light duty EV sales expected to increase to 26.8M units in 2030 from 6.3M units in 2021 or a CAGR of ~17%[2]

Company revenue related to electric vehicles expected to nearly double in 2022 year over year to more than $250 million globally

Winning Content on Marquee EV Platforms



GMC Hummer EV Pickup


brightdrop

GM BrightDrop Electric Delivery Van

ARCONIC

1) DuckerFrontier, *2020 North America Light Vehicle Aluminum Content and Outlook Final Report Summary*, July 2020.
2) S&P Global Platts Analytics, February 2022.

14

 Ground Transportation: Commercial Transportation Market Outlook  15  Class 8 Truck ProductionNorth America 2021-20261 (000 trucks)  Demand for Class 8 Trucks remains strong with backlogs near 2018 record highSome short-term impact to Class 8 production due to component shortages, including semiconductor chipsNew emission regulations, driven by the California Air Resources Board (CARB), will be implemented in 2024 and 2027, driving pre-buy demand in 2023 and 2026, with subsequent reduction in production  ACT Class 8 Production, updated May 2022.    8% CAGR

 Ground Transportation: Commercial Transportation Overview  16  Commercial Transportation Participation  Sheet and Plate  Davenport, U.S.    Lancaster, U.S.     Tennessee, U.S.    Bohai, China    Köfém, Hungary  Contract Structure  Typical one-to-three-year agreements via distribution or directed-buy arrangements with OEMs  Scrap Utilization  Alloy specific scrap available from third parties subject to market availability   Sustainability  Heavy duty truck and trailer light-weighting with aluminum content drives fuel efficiency gains  Leading Position with Top Two OEMs  Commercial transportation typically makes up ~30% of ground transportation sales.

 17  Industrial Aluminum Products Market Outlook  Strong global demand and pricing environment expected to continue Semiconductor equipment, appliance, and personal watercraft markets are key drivers of industrial demand growthMarket pricing structure adapted to include a higher level of inflationary protection/pass through Arconic industrial demand growth historically tracks close to US GDP growth  Industrial Rolled Product ConsumptionGlobal 2021-20261 (B lbs)   CRU Aluminium Rolled Products Market Outlook, February 2022; Electrical, Consumer Durables, and Machinery & Equipment for rolled products consumption derived from; reported in kmt and converted to billions of lbs.    3% CAGR

Industrial Products and Other Overview

Example Industrial End Products



Tooling plate	Cylinders	Tread sheet
Recreational vehicles	Cookware circles	Extruded rod and bar

21% of 2021 Sales

Sheet and Plate	Davenport, U.S. Lancaster, U.S. Tennessee, U.S. Kitts Green, United Kingdom Köfém, Hungary
Extrusions	Lafayette, U.S. Massena, U.S. Hannover, Germany
Contract Structure	Primarily sold through distribution under one-year contracts negotiated in 3Q/4Q Typically, majority of the next year's sales contracted with remainder sold at spot
Scrap Utilization	Common alloy scrap available from third parties Specific products developed to consume scrap generated by other segments
Sustainability	Light-weight strength and recyclability makes aluminum essential to a range of industrial applications

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U.S. Trade Actions Leveled Playing Field in Common Alloy

- Duties first imposed on common alloy from China in 2018 reduced imports of the subject goods, but were replaced by imports from several other countries
- International trade actions on 16 additional countries finalized in March 2021 significantly reduced total U.S. imports of common alloy aluminum sheet[1]
- North America trade actions to remain in place through at least 2025. European suspension of China duty expires in July 2022
- U.S. and European common alloy conversion fees up 33%[2] and 80%[3] year over year, respectively

U.S. Aluminum Sheet Imports 2018 – 2021 (Excluding Can Sheet) (B lbs)[4]


2.1
(38%)
1.3
2019
2021
Rest of World
16 Countries
China
Canada

1) Case filed March 9, 2020, and Final Determination issued March 2, 2021; antidumping duties imposed on Bahrain, Brazil, Croatia, Egypt, Germany, India, Indonesia, Italy, Oman, Romania, Serbia, Slovenia, South Africa, Spain, Taiwan, and Turkey; countervailing duties imposed on Bahrain, India, and Turkey.
2) 5052 Sheet Conversion Fees derived from CRU Aluminum Products Monitor dataset, May 2022; Comparing May 2022 to May 2021.
3) Germany 5754 Sheet Conversion Fees derived from CRU Aluminum Products Monitor dataset, May 2022; Comparing May 2022 to May 2021.
4) Aluminum Association, *U.S. Import Dashboard*, December 2022.

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 20  Building and Construction Segment Overview  U.S. non-residential construction spend expected to return to modest growth in 2022 and accelerate starting in 2023U.S. infrastructure stimulus supporting new projects across a broad range of building segments including schools and transportation  U.S. Non-Residential Construction Put in Place ($B)1  FMI, 2022 North American Engineering and Construction Outlook, First Quarter Edition.    5% CAGR

Building and Construction Overview

Building and Construction Systems Participation



Reynolux Roofing
Windows
Kawneer Sunshades/ Light
Kawneer curtain wall systems
Kawneer Framing systems
Kawneer Balcony / Terrace doors
Kawneer Window wall systems
Kawneer entrances
Reynobond / Reynolux

Rolled Products Participation

Pre-painted coils	Roof sheet	Decorative panels
Ceiling panels	Awnings	Gutters

17% of 2021 Sales

Building and Construction Systems (BCS)	Various U.S. locations Lethbridge, Canada Merxheim, France Runcorn, United Kingdom
Sheet and Plate	Lancaster, U.S. Köfém, Hungary
Contract Structure	BCS sales primarily on project basis Sheet and plate sold primarily through distributors or fabricators on short-term contracts or spot basis
Scrap Utilization	Third party scrap usage limited by market availability Specific products developed to consume scrap generated by other segments
Sustainability	Aluminum construction materials are some of the most energy efficient available and help builders achieve sustainability certifications

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Aluminum Packaging Outlook

- U.S. market remains very strong and scrap spreads have moved favorably
- Annual U.S. imports of beverage cans increased more than 625% on a monthly basis from 2019 to 2021[1]
- Imports of can sheet into the U.S. reached 490 million lbs in 2021. Market expected to remain in deficit through 2026
- Improved pricing seen globally, incorporating inflationary protection and key element pass through

North American Can Sheet Consumption U.S. + Canada 2021-2026[1] (B lbs)



5% CAGR
4.3
4.7
4.9
5.0
5.2
5.4
2021
2022
2023
2024
2025
2026

Six can manufacturers have announced a total of at least 30 new can lines to be installed in the U.S. over the next 3-5 years

1) CRU *Aluminium Rolled Products Market Outlook, February 2022*; can stock for rolled products consumption; reported in kmt and converted to billions of lbs.
2) Aluminum Association Al Can Import Report, January 2022.

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 23  Aluminum Packaging Overview  Packaging  Sheet  Tennessee, U.S.    Samara, Russia1    Bohai, China  Contract Structure  Primarily sold through contracts spanning one-to-three-years   Scrap Utilization  Can sheet utilizes industry-leading levels of post-consumer (used beverage can) and post-industrial scrap   Sustainability  Recyclability of aluminum packaging and avoidance of plastic makes aluminum a top choice for consumers  16%of 2021 Sales  Announced intention to pursue sale of operations in Samara, Russia.

Aerospace Market Outlook

- Domestic TSA checkpoint travel numbers return to near pre-pandemic levels
- International traveler numbers growing but will take until mid-decade to achieve pre-pandemic levels
- Company has had five straight quarters of sequential revenue growth
- Airbus has confirmed plans to hike production rates of its A320 family to 75 jets per month by 2025
- Announced long-term contracts for more than $2B in aerospace revenue with three major customers running to the end of the decade

Boeing and Airbus Estimated Deliveries[1]



15% CAGR
951
1,290
1,623
1,718
1,797
1,693
2021
2022
2023
2024
2025
2026

ARCONIC

1) Bloomberg combined Boeing and Airbus analyst consensus aircraft deliveries as of 5/24/2022.

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 25  Aerospace Overview  Aircraft Participation  Sheet and Plate  Davenport, U.S.    Kitts Green, United Kingdom   Extrusions  Lafayette, U.S.    Massena, U.S.    Hannover, Germany   Contract Structure  Major business with OEMs primarily sold under long-term contract (five or more years)   Scrap Utilization  Limited scrap use due to demands of aerospace specifications  Sustainability  Recyclability for end-of-life aircraft remains an opportunity to enhance scrap utilization  9%of 2021 Sales

 Financial Overview  Erick Asmussen – EVP and Chief Financial Officer

 Disciplined Capital Allocation Framework  27  Phase 3 investments at high IRRs with additional options moving forward  Plan to repurchase remaining $123M under existing $300M two-year program by year-end 2022  As free cash flow stabilizes and grows, dividend initiation becomes an option  Opportunities exist to right-size the portfolio and grow in core business  ORGANIC GROWTH    SHARE REPURCHASES    DIVIDENDS    DISCIPLINED STRATEGIC M&A

 28  Capital Structure Drives Flexibility for Growth  Cash + capacity under asset-based lending facility: ~$1.3B  Net Debt / TTM Adjusted EBITDA: 2xLong-term target: ~2x (excluding pension impact)  Rising interest rates drive favorable discount rate move in pension and OPEB calculation resulting in a further decline in the gross liability  LIQUIDITY    LEVERAGE    PENSION /OPEB

 U.S. Pension Funding Progression  29  Current Projected U.S. Pension Contributions vs. Expectations at Separation  Pension Actions Since SeparationTwo U.S. annuitizations completed in December 2020 and April 2021Aggregate cost of annuitizations was ~$10M and pension plan administrative savings were ~$12M per year  Expectation:  At Separation  Current  2020  $256M  $256M  2021  $180M  $450M  2022  $180M  $22M  2023  $170M  $30M-$32M  2024  $160M  $21M-$31M      Reduced 2022-2024 funding from~$500M to ~$100M  U.S. Plan Participants  Gross U.S. Pension Liability ($M)  Net U.S. Pension Liability ($M)  Pension discount rate at separation was 3.35% compared with March 31, 2022 discount rate of 3.91%.

Cash Deployed Since Separation For Significant Deleveraging

Free Cash Flow Since Separation ($M)

Free cash flow[1]	($628)
Pension contributions and service cost[2]	743
Environmental remediation	153
Estimated aluminum impact[3]	400
Accounts receivable sales	(62)
Free cash flow excluding impacts of pension, environmental, aluminum price, and AR Sales	$606

Aluminum Price Since Separation

Date	Midwest Transaction Price[4]
4/1/2020	$1,723
12/31/2020	$2,301
12/31/2021	$3,471
5/31/2021	$3,631

Combined Pension Contributions, OPEB, and Environmental Payments ($M)


$408
$332M Reduction
$76
2020
2022E

As projected, significant cash outlays early in Company's history reduced ongoing obligations for the longer term resulting in more cash to invest in the business

ARCONIC

1) See appendix.
2) Pension contributions of $701M plus service cost of $42M.
3) Impact of aluminum price on working capital calculated using previously disclosed sensitivity.
4) LME + Midwest Premium price per metric ton.

30

 31  Capital Return Plans  Month  Shares Repurchased  May-21  121,541   Jun-21  124,470   Jul-21  563,603   Aug-21  1,293,844   Sep-21  1,005,247   Oct-21  595,550   Nov-21  426,727   Dec-21  781,523   Jan-22  180,043   Feb-22  325,939   Total  5,418,487   Repurchased $177M of Shares in First 10 Monthsof Two-Year $300M Authorization  Approximately 5% of shares outstanding repurchased to date$123M remaining under existing share repurchase authorizationDividend to be initiated as free cash flow grows

 Exploring Sale of Kawneer Business  32  Evaluating strategic options in Building and Construction Systems businessesKawneer, which represents approximately 85% of BCS EBITDA, holds a leading position in the building and construction industryRecent transactions in the space have occurred at valuations at a significant premium to Arconic’s current EV/EBITDA multipleProceeds could be deployed to fund organic growth and enhance shareholder returns

 Environmental, Social, and Governance  Daniel Fayock – EVP and Chief Legal OfficerMelissa Miller – EVP and Chief Human Resources OfficerEric Brzostek – Director, Environmental Affairs

 Aluminum’s Advantage Is its Sustainability and Versatility  34  Sustainable  Versatile    From beverage cans to electric vehicles, aluminum is the optimal solution for a wide range of applications critical to modern societyArconic’s position across five different end markets is a function of diverse assets and a strategic marketing effort  Aluminum… …is infinitely recyclable with nearly 75% of all aluminum ever produced still in circulation today1…reduces energy consumption through the light-weighting of vehicles and energy efficient building construction…is increasingly processed with secondary materials  The Aluminum Association.

Board and Governance

Highly Qualified and Diverse Board of Directors

- Highly experienced independent Chairperson
- Industry, M&A, and financial expertise
- Very low Director tenure
- Diverse Board in terms of gender, race, experience and skills
  - 80% independent
  - 20% female
  - 25% Board leadership diversity

Best in Class Governance Practices

- Annual election of Directors
- Majority voting in uncontested Director elections
- Committed engagement with shareholders
- Safety and environmental performance reviewed at every regular Board meeting
- Board risk oversight and annual Enterprise Risk Management review
- ISS QualityScore of 1
- Board oversight and commitment to ESG

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           24%  days away, restricted and transfer rate  Safety  7%  total recordable incident rate  Environmental  Diversity and Inclusion  5.5%  Scope 1 greenhouse gas emissions intensity  21.5%  female employees  22%  ethnically diverse employees  >4,300  employee actions to advance inclusion, diversity and social equity  GROW TOGETHER INITIATIVE  score = 100  Corporate Equality Index(Best Places to Work)13 years running  HUMAN RIGHTS CAMPAIGN FOUNDATION  Scope 2 greenhouse gas emissions intensity  24%  female management  20%  40%  female executives  UN Global Compact Engagement  Target Gender Equality Accelerator Initiative Women’s Empowerment Principles  Formed Sustainability & ESG Council that provides recommendations to the Board Governance and Nominating Committee to drive and guide sustainability progress  Other Highlights     2021 ESG Report Highlights  ethnically diverse management  ethnically diverse executives  13%  30%  36

2022 Sustainability and ESG Goals Summary

Arconic will drive sustainability as a key collaborator within the value chain by:

- Implementing a 2030 roadmap to address:
  - Emissions (Scopes 1, 2 and 3) and energy
  - Product innovation
  - Our people
  - Responsible supply chain principles
- Leveraging partnership opportunities
- Participating in industry initiatives
- Improving ESG reporting and transparency

Arconic will build its ESG leadership position and plans to communicate:

- Emissions targets covering Scopes 1, 2 and 3 for 2030/2050 upon completion of internal data assurance evaluation
- Alignment of 2030 roadmap with the United Nations Sustainable Development Goals (UNSDGs)
- Development of measurable 2023 executive compensation targets for ESG performance

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Arconic's Carbon Footprint Dominated by Value Chain Emissions

2021 Estimated Carbon Emissions by Source


Scope 1 - Direct Emissions 6%
Scope 2 - Indirect Emissions 5%
Scope 3 - Other Indirect Emissions (Value Chain Emissions) 89%

- Purchased goods and services (prime aluminum, scrap, alloying materials, etc.) represent ~80% of Arconic's total carbon footprint, which are captured in Scope 3 emissions
- Scope 3 emissions are the main driver of total GHG emissions
- Sustainable sourcing of prime aluminum and increased recycled content will have the greatest reduction impact on decarbonization

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 Decarbonization Strategy and GHG Reduction Target Development  Emissions Targets  2Q 2022 – Marginal Abatement Cost Curve (MACC)  3Q 2022 – Third party baseline assurance (GHG and energy data)  3Q 2022 – Reset GHG baseline  4Q 2022 – Completion of work to finalize GHG targets  39

 Growth Projects  John Butler – VP, Technology and Engineering

 41  ALLOYING, MELTING, AND CASTING  SCALPER  PREHEAT FURNACE  HOT MILL  ANNEALING FURNACE  COLD MILL  FINISH GAUGE COILS  DELIVERY TO MILL   HEATED INGOT                                FINISHING & PACK/SHIP OPERATIONS  Typical Flat-Rolled Product Flow Path    Debottlenecking in the hot and cold mill phases increases output capacity with high returns  Investing in the melting and casting phase of the flow path both reduces costs and increases recycling capacity

Phase 3 Growth Project Summary and Financial Projections

Davenport

Projects	Industrial growth hot mill debottlenecking Casting pit optimization
Adjusted EBITDA	~$20M
Capex	~$50M
IRR	>40%
Run-rate	YE2024



Köfém (Hungary)

Projects	Hot mill and slitter expansion Casting pit expansion
Adjusted EBITDA	~$15M
Capex	~$40M
IRR	>35%
Run-rate	YE2024



Lancaster

Projects	Two new casting pits Industrial growth through debottlenecking
Adjusted EBITDA	~$170M
Capex	~$460M
IRR	>35%
Run-rate	YE2025



Projects represent over $200M of Adjusted EBITDA for ~$550M of capex

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Lancaster Growth Projects

Project	New casting pit for existing volumes	Industrial Growth	New casting pit for growth volumes
Description	~385M lbs of casting capacity	Incremental volume of ~150M lbs	~200M lbs of casting capacity
Cost or Growth	Cost	Growth	Growth
End Markets	Industrial		
EBITDA	~$170M		
Capital	~$460M		
IRR	>35%		
Run-Rate By	YE2025		

Plans in Lancaster increase casting capacity which improves recycling capabilities, reduces costs by cutting spend on ingot premiums, cuts carbon emissions and increases finished products capacity





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Davenport Growth Projects

Project	Pit Optimization	Hot and Cold Mill Debottlenecking
Description	~70M lbs of casting capacity	Incremental volume of ~25M lbs
Cost or Growth	Cost	Growth
End Markets	Industrial	
EBITDA	~$20M	
Capital	~$50M	
IRR	>40%	
Run-Rate By	YE2024	

Davenport casting efficiency gains and debottlenecking efforts are cost effective investments with high IRRs addressing end markets with strong demand





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Köfém (Hungary) Growth Projects

Project	Hot Mill and Slitter Debottlenecking	Cast House Expansion
Description	Incremental volume of ~30M lbs	~40M lbs of casting capacity
Cost or Growth	Growth	Cost / Growth
End Markets	Ground transportation, Industrial	
EBITDA	~$15M	
Capital	~$40M	
IRR	>35%	
Run-Rate By	YE2024	

Köfém expansion of rolling capacity and cast house adds recycling capacity and incremental volume to address strong ground transportation and industrial markets in Europe





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 Value Creation Proposition  Tim Myers – Chief Executive Officer

 Long-Term EBITDA Potential Built on Disciplined Organic Growth  47  Path to Long-Term Adjusted EBITDA Target ($M)  Midpoint of 2022 guided range.  1  Phase 3 investments expected to reach run rate EBITDA contribution by YE2025  1  $1,200+  +

From a Humble Beginning to Delivering Sustainable Growth

WHERE WE STARTED

- Launched in the pandemic
- Inflexible capital structure
- Held almost $2B in net pension and OPEB liabilities
- Over $200M in environmental liabilities
- Ongoing Grenfell Inquiry
- Russia FAS litigation freezes assets

WHERE WE ARE

- ✓ Delivering consistent double-digit Adjusted EBITDA growth
- ✓ Flexible capital structure, ~$1.3B of liquidity
- ✓ Environmental liabilities ~$60M, Grasse River essentially complete
- ✓ Net pension and OPEB liabilities less than $1B
- ✓ Executing on two high-return growth projects
- ✓ Repurchased $177M of shares
- ✓ Four-year agreement with United Steelworkers
- ✓ Pursuing sale of Russian facility

End markets buoyant:

- Aerospace recovery at infancy
- Ground Transportation production challenged
- North American packaging ramping
- Building and construction growing
- Industrial pricing and volume strong

WHERE WE'RE GOING

- Targeting double-digit Adjusted EBITDA growth through 2025
- High-return, low-risk investments to grow EBITDA and free cash flow
- Additional share repurchases and dividend initiation
- Pension and OPEB primed for minimum funding levels

Capturing value across all key markets:

- Aerospace to pre-pandemic levels
- Ground transportation supply chain resolved
- North American packaging at capacity
- Building and construction value unlocked
- Industrial investments complete

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 Questions and Answers  49  REPEATABLEDOUBLE-DIGIT EBITDA GROWTH  SUSTAINABILITY MACRO TRENDS DRIVING DEMAND  DIVERSE EXPOSURETO STRONGEND MARKETS  MULTIPLE LEVERSTO DRIVE VALUEIN NEAR TERM

 Appendix

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                     51      Rolled Products Facilities    Building and Construction Systems Facilities    Extrusions Facilities                                            Samara, Russia  Kunshan, China  Székesfehérvár,Hungary  Qinhuangdao, China  Merxheim, France  Runcorn, U.K.  Hannover, Germany  Davenport  Danville  Hutchinson  Lancaster  Tennessee  Springdale  Visalia  Eastman  Bloomsburg  Cranberry  Lafayette  Lethbridge, Alberta  Birmingham, U.K.  Massena  Global Reach and Market Diversity  2021 Revenue by Country    1  Sales of a portion of aluminum products from Arconic’s plant in Russia were completed through the Company’s international selling company located in Hungary.

 52  Rolled Products  Announced intent to sell operations in Samara, Russia on May 19, 2022.  Segment Financials 2019-2021 ($M)  Facilities  U.S.  Davenport  Lancaster  Tennessee  United Kingdom  Kitts Green      Hungary  Köfém      China  Kunshan  Bohai    Russia  Samara1      End Markets Served2021  Revenue  Segment Adjusted EBITDA

 53  Building and Construction Systems  Segment Financials 2019-2021 ($M)  Facilities  U.S.  Springdale, AR  Visalia, CA  Eastman, GA  Bloomsburg, PA  Cranberry, PA  Canada  Lethbridge, AB          United Kingdom  Runcorn          France  Merxheim          Brands  Revenue  Segment Adjusted EBITDA

 54  Extrusions  Segment Financials 2019-2021 ($M)  Facilities  U.S.  Lafayette, IN  Massena, NY  Germany  Hannover    End Markets Served2021  Revenue  Segment Adjusted EBITDA

2030 United Nations Sustainable Development Goals Roadmap


SUSTAINABLE DEVELOPMENT GOALS
17 GOALS TO TRANSFORM OUR WORLD
1 NO POVERTY
2 ZERO HUNGER
3 GOOD HEALTH AND WELL-BEING
4 QUALITY EDUCATION
5 GENDER EQUALITY
6 CLEAN WATER AND SANITATION
7 AFFORDABLE AND CLEAN ENERGY
8 DECENT WORK AND ECONOMIC GROWTH
9 INDUSTRY, INNOVATION AND INFRASTRUCTURE
10 REDUCED INEQUALITIES
11 SUSTAINABLE CITIES AND COMMUNITIES
12 RESPONSIBLE CONSUMPTION AND PRODUCTION
13 CLIMATE ACTION
14 LIFE BELOW WATER
15 LIFE ON LAND
16 PEACE, JUSTICE AND STRONG INSTITUTIONS
17 PARTNERSHIPS FOR THE GOALS
SUSTAINABLE DEVELOPMENT GOALS

Our People

Continue to build Arconic's workforce to reflect the diversity in the communities where we operate and facilitate an inclusive environment for all employees. Recruit, develop and retain talent that supports our ability to grow the business together

Commercial Sustainability

Create competitive advantages and drive customer loyalty/business growth for Arconic through advanced sustainable business practices

Sourcing & Use

Improve upon aluminum sourcing, buy-back initiative to increase scrap utilization/available scrap volume, meet customer agreements and position Arconic as the supplier of choice

Supply Chain Sustainability

Advance Arconic's ability to identify and manage environmental, human rights and ethics topics within the supply chain to assure compliance with Modern Slavery Act, due diligence, strive for continuous improvement and mitigate risk

Decarbonization

Operate processes to achieve greater efficiencies and execute an ambitious yet credible decarbonization strategy by partnering with stakeholders up and down the aluminum value chain

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Russia (Samara) Operations Update

- Since the acquisition of Russian operations in Samara in 2005, the Company has been subject to operational commitments and restrictions in Russia, including a requirement to accept orders of all domestic customers
- Litigation with the Russian Federal Anti-Monopoly Service initiated in March 2020 is ongoing and added restrictions on Samara, including a prohibition on dividends; hearing again postponed until July 21, 2022
- Sanctions and other trade restrictions starting in February 2022 have made the operations in Russia increasingly difficult
- While Samara has generally continued to operate at normal levels, sanctions and other trade restrictions, as well as supply and customer constraints, may lead to decreased operating levels over time
- Arconic announced on May 19, 2022 that it is pursuing a sale of the Samara operations

Samara Facility 2021 Revenue by End Market



Building and Construction 6%
Aerospace 4%
Ground Transportation and Other 2%
Industrial 14%
Packaging 74%

Samara Facility Expected 2022 Revenue Domestic vs. Exports – Prior to Conflict



Exports 15%
Domestic 85%

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Grenfell Tower Fire-Status of Legal Proceedings

- In the UK, Phase 2 of the Grenfell Tower Public Inquiry is ongoing, but expected to conclude in summer 2022. A Final Report from Phase 2 of the Public Inquiry is expected to be released approximately 9-12 months following the conclusion of Phase 2
- Also in the UK, the London Metropolitan Police continue to conduct an investigation and have said that it will not conclude until after the Public Inquiry issues its Final Report
- Civil litigation in the UK may continue after those UK investigations close
- Civil litigation in the UK had generally been stayed to allow interested parties to engage in discussions as to a mutually agreeable settlement, and continuance of the stay is under review by the court. Many parties, including a majority of claimants, have agreed to overarching terms of an Alternative Dispute Resolution framework. Those discussions are ongoing
- In the US, the trial court granted Arconic's motion to dismiss in the Behrens case, finding that the case was more appropriately brought in the UK. That issue is currently up on appeal. In Howard, the federal securities case, Arconic is seeking to appeal a portion of the trial court's opinion denying (in part) Arconic's motion to dismiss
- The Company maintains insurance attributes appropriate for its size and scope that were in effect at the time of the event

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   Gross Pension Liability to Decline Substantially as Interest Rates Rise  58  Estimated U.S. Pension Plan Funded Status at YE20221  Source: WTW & Mercer Investments, LLC.The FY2022 discount rate is based on the 12/31/2021 WTW 60th-90th RATELink yield curve resulting in a weighted average discount rate of 2.96%.   The impact on the combined gross pension and OPEB liabilities of a change in the weighted average discount rate of 25 basis points would be approximately $100 millionFor the U.S. gross pension liability alone, a change in the weighted average discount rate of 100 basis points would change gross liability by approximately $250 million    Annualized Asset Return      Weighted Average Discount Rate  0%  2%  4%  2.96%(FY2022)  ($605M)  ($571M)  ($537M)  4.0%  ($350M)  ($316M)  ($282M)  5.0%  ($148M)  ($115M)  ($81M)

   Legacy Pension and OPEB Cash Obligations Down Substantially  Annualized Asset Return  12/31/2022  12/31/2023  12/31/2024  0%  ($605M)  ($653M)  ($701M)  2%  ($571M)  ($587M)  ($605M)  4%  ($537M)  ($520M)  ($504M)          U.S. Qualified Pension Discretionary Contributions  $22M  $30M-$32M  $21M-$31M  Other Pension Contributions and Benefit Payments  ~$10M  ~$10M  ~$10M  OPEB Benefit Payments  $29M  $27M  $27M  Estimated U.S. Pension Plan Funded Status  Source: WTW & Mercer Investments, LLC.Discount rate used to project the pension obligations as of 12/31/2022, 12/31/2023 and 12/31/2024 is based on the 12/31/2021 WTW 60th-90th RATELink yield curve resulting in a weighted average discount rate of 2.96% for the qualified pension plans combined. Assets for the U.S. qualified pension plans were projected assuming 0%, 2% or 4% annualized return reflecting the discretionary contributions shown above and expected benefit payments. No potential risk management activity, such as annuitizations, were reflected   Expected Annual Cash Contributions and Benefit Payments  59

2022 Guidance: EBITDA to Free Cash Flow Walk

($M)	**2022E**
Adjusted EBITDA	$820-$870
Pension contributions and other postretirement benefits, net of service cost	~(40)
Environmental remediation	~(15)
Interest	~(105)
Income taxes and other	~(85)
Sustaining capital expenditures	~(145)
Free cash flow before investment in growth	~$430-$480
Return-seeking capital expenditures	~(145)
Working capital use	~(60)
Free cash flow[(1)]	~$250

ARCONIC

1) Assumes average annual LME aluminum price of $2,870/mt and Midwest Premium of $830/mt for the full year.

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Reconciliation of Total Company Adjusted EBITDA

($M)	Quarter ended							
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Net (loss) income attributable to Arconic Corporation	$ 42	$ (38)	$ 16	$ (427)	$ 52	$ (64)	$ 5	$ (96)
Add:								
Net income attributable to noncontrolling interest	–	–	–	–	–	–	–	–
Provision (Benefit) for income taxes	12	19	11	(108)	16	(4)	10	(32)
Other expenses, net	17	15	15	15	22	1	27	16
Interest expense	25	26	26	25	23	21	22	40
Restructuring and other charges[1]	5	12	14	597	1	127	3	77
Impairment of goodwill[2]	–	65	–	–	–	–	–	–
Provision for depreciation and amortization	60	67	61	62	63	60	63	68
Stock-based compensation	5	7	8	5	2	5	6	5
Metal price lag[3]	36	(11)	21	11	(5)	(3)	16	10
Unrealized gains on mark-to-market hedging instruments and derivatives	(2)	–	–	–	–	–	–	–
Other special items[4]	5	13	(1)	7	5	8	13	11
Adjusted EBITDA	$ 205	$ 175	$ 171	$ 187	$ 179	$ 151	$ 165	$ 99
Sales	$ 2,191	$ 2,138	$ 1,890	$ 1,801	$ 1,675	$ 1,462	$ 1,415	$ 1,187
Adjusted EBITDA Margin	9.4%	8.2%	9.0%	10.4%	10.7%	10.3%	11.7%	8.3%
Leverage Ratio								
Trailing twelve months Adjusted EBITDA	$ 738							
Total debt (long-term plus short-term borrowings)	$ 1,695							
Less: Cash and cash equivalents	210							
Net debt[5]	$ 1,485							
Net debt / TTM Adjusted EBITDA	2.0							

Arconic's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for the following items: Provision for depreciation and amortization; Stock-based compensation; Metal price lag (see footnote 3); Unrealized (gains) losses on mark-to-market hedging instruments and derivatives (see below); and Other special items. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Special items are composed of restructuring and other charges, discrete income tax items, and other items as deemed appropriate by management. There can be no assurances that additional special items will not occur in future periods. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Arconic's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

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 Effective in the first quarter of 2022, management modified the Company’s definition of Adjusted EBITDA to exclude the impact of unrealized gains and losses on mark-to-market hedging instruments and derivatives. This modification was deemed appropriate as Arconic is considering entering into additional hedging instruments in future reporting periods if favorable conditions exist to mitigate cost inflation. Certain of these instruments may not qualify for hedge accounting resulting in unrealized gains and losses being recorded directly to Sales or Cost of goods sold, as appropriate (i.e., mark-to-market). Additionally, this change was also applied to derivatives that do not qualify for hedge accounting for consistency purposes. The Company does not have a regular practice of entering into contracts that are treated as derivatives for accounting purposes. Ultimately, this change was made to maintain the transparency and visibility of the underlying operating performance of Arconic. Prior to this change, the Company had a limited number of hedging instruments and derivatives that did not qualify for hedge accounting, the unrealized impact of which was not material to Arconic’s Adjusted EBITDA. Accordingly, prior period information presented was not recast to reflect this change.In the year ended December 31, 2021, Restructuring and other charges includes $584 related to the settlement of a portion of the Company’s U.S. defined benefit pension plan obligations as a result of the purchase of a group annuity contract ($549-2Q21) and elections by certain plan participants to receive lump-sum benefit payments ($11-4Q21, $5-3Q21, $19-2Q21). In the year ended December 31, 2020, Restructuring and other charges includes a $198 settlement charge related to the annuitizations of a portion of the Company’s U.S. ($140-4Q20) and U.K. ($3-3Q20, $55-2Q20) defined benefit pension plan obligations and a $25 benefit (4Q20) for contingent consideration received related to the October 2018 sale of the Texarkana (Texas) rolling mill.In the quarter ended December 31, 2021, Arconic completed its annual review of goodwill for impairment for each of its three reporting units: Rolled Products, Building and Construction Systems, and Extrusions. The results of this review indicated that the carrying value of the Extrusions reporting unit’s goodwill was fully impaired. Accordingly, in the quarter ended December 31, 2021, the Company recognized an impairment charge of $65. This impairment was primarily driven by a combination of market-based factors, including delays in aerospace market improvement and significant cost inflation, resulting in increasingly limited margin expansion. The Company had not previously identified any triggering events during 2021 prior to the annual review.Metal price lag represents the financial impact of the timing difference between when aluminum prices included in Sales are recognized and when aluminum purchase prices included in Cost of goods sold are realized. This adjustment aims to remove the effect of the volatility in metal prices and the calculation of this impact considers applicable metal hedging transactions.Other special items include the following:• for the quarter ended March 31, 2022, costs related to several legal matters ($2), costs related to the packaging restart at the Tennessee rolling mill ($2), and other items ($1);• for the quarter ended December 31, 2021, costs related to several legal matters, including Grenfell Tower ($4) and other ($2), costs related to both an equipment fire and packaging restart at the Tennessee rolling mill ($5), and other items ($2);• for the quarter ended September 30, 2021, a partial reversal of a previously established reserve related to the Grasse River environmental remediation matter ($11), costs related to several legal matters ($7), and other items ($3);• for the quarter ended June 30, 2021, a write-down of inventory related to the idling of both the remaining operations at the Chandler (Arizona) extrusions facility and the casthouse operations at the Lafayette (Indiana) extrusions facility ($4) and costs related to several legal matters ($3);• for the quarter ended March 31, 2021, costs related to several legal matters, including Grenfell Tower ($4) and other ($1);• for the quarter ended December 31, 2020, costs related to several legal matters ($5) and other items ($3);• for the quarter ended September 30, 2020, costs related to several legal matters, including Grenfell Tower ($4) and other ($2), a write-down of inventory related to the idling of the casthouse operations at the Chandler (Arizona) extrusions facility ($5), and other items ($2); and• for the quarter ended June 30, 2020, costs related to several legal matters, including a customer settlement ($5), Grenfell Tower ($3), and other ($3).Net debt is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management assesses Arconic’s leverage position after considering available cash that could be used to repay outstanding debt.  Reconciliation of Total Company Adjusted EBITDA (cont’d)  62

Adjusted EBITDA to Free Cash Flow Bridge

($M)	Quarter ended								
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	Total
Adjusted EBITDA[1]	$205	$175	$171	$187	$179	$151	$165	$99	$1,332
Change in working capital[2]	(200)	11	(126)	(51)	(230)	130	185	1	(280)
Cash payments for:									
Environmental remediation	(4)	(40)	(23)	(4)	(17)	(28)	(33)	(4)	(153)
Pension contributions[3]	(4)	(2)	(3)	(252)	(201)	(227)	–	(12)	(701)
Other postretirement benefits	(8)	(10)	(9)	(10)	(10)	(14)	(14)	(13)	(88)
Restructuring actions	(2)	(4)	(2)	(4)	(5)	(9)	(5)	(9)	(40)
Interest	(29)	(22)	(28)	(22)	(18)	(21)	(19)	(5)	(164)
Income taxes	(4)	(10)	(4)	(6)	(6)	(11)	(3)	(7)	(51)
Capital expenditures	(95)	(61)	(51)	(44)	(28)	(37)	(39)	(29)	(384)
Other	(57)	(2)	(18)	(5)	14	17	(36)	(12)	(99)
Free Cash Flow[4]	$(198)	$35	$(93)	$(211)	$(322)	$(49)	$201	$9	$(628)

1) Adjusted EBITDA is a non-GAAP financial measure. See Reconciliation of Total Company Adjusted EBITDA presented elsewhere in this Appendix for (i) Arconic's definition of Adjusted EBITDA, (ii) management's rationale for the presentation of this non-GAAP measure, and (iii) a reconciliation of this non-GAAP measure to the most directly comparable GAAP measure.

2) Arconic's definition of working capital is Receivables plus Inventories less Accounts payable, trade.

3) In January 2021, the Company contributed a total of $200 to its two funded U.S. defined benefit pension plans, comprised of the estimated minimum required funding for 2021 of $183 and an additional $17. In April 2021, the Company contributed a total of $250 to its two funded U.S. defined benefit pension plans to maintain the funding level of the remaining plan obligations not transferred under a group annuity contract.

4) Arconic's definition of Free Cash Flow is Cash from operations less capital expenditures. Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures, which are both necessary to maintain and expand the Company's asset base and expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

1Q 2022: Cash used for operations of $(103) less capital expenditures of $95 = free cash flow of $(198)
3Q 2021: Cash used for operations of $(42) less capital expenditures of $51 = free cash flow of $(93)
1Q 2021: Cash used for operations of $(294) less capital expenditures of $28 = free cash flow of $(322)
3Q 2020: Cash provided from operations of $240 less capital expenditures of $39 = free cash flow of $201

4Q 2021: Cash provided from operations of $96 less capital expenditures of $61 = free cash flow of $35
2Q 2021: Cash used for operations of $(167) less capital expenditures of $44 = free cash flow of $(211)
4Q 2020: Cash used for operations of $(12) less capital expenditures of $37 = free cash flow of $(49)
2Q 2020: Cash provided from operations of $38 less capital expenditures of $29 = free cash flow of $9

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